July 25, 2022

ULTIMUS MANAGERS TRUST

WAVELENGTH INTEREST RATE NEUTRAL FUND

Supplement to the Summary Prospectus, the Prospectus and the Statement of Additional Information, each dated July 10, 2022

This supplement updates certain information in the Summary Prospectus, the Prospectus and the Statement of Additional Information (the “SAI”) of the Wavelength Interest Rate Neutral Fund (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein as described below. For more information or to obtain a copy of the Summary Prospectus, Prospectus, or the SAI, free of charge, please contact the Fund at 1-866-896-9292.

Notice is hereby given that effective as of August 25, 2022, the Fund will change its name to “Wavelength Fund”.

If you have any questions regarding the Fund, please call 1-866-896-9292.

Investors Should Retain this Supplement for Future Reference